UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported) March 20, 2001
                                                         ----------------


                           CHINA GATEWAY HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


         Delaware                       0-28819
----------------------------    ------------------------   -------------
(State or Other Jurisdiction    (Commission File Number)   (IRS Employer
    of  Incorporation)                                   Identification No.)

            CLI  Building
     313 Hennessey Road, Suite 1003
             Hong  Kong
----------------------------------------                    ------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code        852) 2519-3933


          ------------------------------------------------------------
          (Former name or former address, if changes since last report)

ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT.

          Not  applicable.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

          Not  applicable.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.

          Not  applicable.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFIYING  ACCOUNTANTS.

          Not  applicable.

ITEM  5.  OTHER  EVENTS.

     On March 20, 2001 the Company reached a formalized Agreement with its Joint Venture Partner with whom it has been negotiating since December 2000, to terminate its Joint Venture interest in the Wuhan Dong Feng Paper Company, a manufacturer of paperboard products used in packaging material for the Chinese market as of December 31, 2000. The original Joint Venture Agreement signed in 1997 was for a thirty year period that was to expire under the Joint Venture Agreement in the year 2027. The Company was experiencing significant financial losses in each year of the joint Venture operations and was seeing no hope of terminating the financial losses in the foreseeable future.

     The Company, after realizing it could not terminate future financial losses as long as it remained a Joint Venture Partner in the Wuhan Dong Feng Paper Company, reached an Agreement with its Chinese Partner to terminate the Joint Venture in a formal Agreement in accordance with Article 68(2) and Article 68(5) of the Joint Venture's Articles of Association and other relevant provisions in the Joint Venture Agreement. In accordance with said Termination Agreement, each of the Joint Venturers agreed not to pursue or make claims against the other for any damages, compensation and liabilities. The Company in addition received a legal opinion as to the validity of the Termination and the mutual releases contained therein.

     With the termination of the Wuhan Dong Feng Paper Company Joint Venture, the Company has no operating entity at this time. For the year-ended December 31, 2000, the Company reported a net loss from continuing operations of RMB3,879,921 and at December 31, 2000 had a working capital deficiency of RMB4,945,566 and a shareholder's deficit of RMB4,878,951. These factors raise substantial doubt to our auditors about the Company's ability to continue as a going concern. Management's plans to address these concerns primarily include the Company's March 16, 2001 entry into a letter of intent to acquire all the issued and outstanding stock of H.K. Giantrich International Groups, Limited, a Niue corporation with its corporate headquarters located in Hong Kong ("Giantrich")in exchange for 25,000,000 shares of China Gateway common stock. Giantrich owns all the rights to extract coal and other natural resources from a significant operating coal mine in the Shandong Province of China. The Company believes that the acquisition by the Company of

Giantrich will be in the best interest of the Company and its shareholders. The parties are conducting their needed due diligence at this time prior to any formal agreement. No formal Acquisition Agreement has been entered between the parties at this time. Any formal acquisition of Giantrich will require the approval of the Board of Directors and the shareholders of both companies.

ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS.

     On March 31, 2001, Mr. Vincent Chan announced his resignation as a Director of the registrant.

     Mr. Derek Yu has replaced Mr. Chan as a Director of the registrant. Mr. Yu received his Bachelor of Arts Degree with Honors from Manchester University, Manchester, England in 1977. He has twenty-four years experience in accounting In various positions including as Financial Controller, and as General Manager. He began his career in accounting with Febeson & Arbeid Chartered Accountants, London, England. He has worked in various accounting and auditing positions from 1977 through 1991. He has served as Financial Controller for GSL Engineering Ltd., Hong Kong from 1992 through 1996. He has been the General Manager of Tycoon International Tobacco Ltd., Hong Kong from 1996 through 1997. From 1997 through 1999 he has been General Manager for Tianjin Utilux Electronics Co. Ltd., Tianjin, China. From 2000 to the present, Mr. Yu serves as Manager of Sunrise Trading Ltd. Hong Kong.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          a. Consolidated Audited Financial Statements for years ended December 31, 2000 and 1999 are attached herein.

          b.   Exhibits:

               Exhibit No.  Document  Description
               ----------   --------------------

               5.1 Legal Opinion of China Law Office regarding the financial/legal liabilities of the foreign partner with the Sino-foreign Equity Joint Venture - Wuhan Dong Feng Paper Company Limited.

              10.1 Joint Venture Agreement with Wuhan Dong Feng Paper Mill Company Limited, incorporated by reference to the Company's Registration Statement filed on Form 10-SB/12g on January 7, 2000 with the Securities and Exchange Commission.

              10.2 Termination Agreement for Wuhan Dong Feng Paper Company Limited Joint Ventures' Agreement.

              23.1 Consent of Horwath Gelfond Hochstadt Pangburn, P.C. Certified Public Accountants.

              23.2            Consent  of  China  Law  Office.


ITEM  8.  CHANGE IN FISCAL YEAR.

          Not  applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 12, 2001                         China  Gateway Holding, Inc.
       -------------                          ---------------------------
                                              (Registrant)

                                              /s/Wu  Wai  Leung,  Danny
                                              ---------------------------
                                               Wu  Wai  Leung,  Danny
                                               President

================================================================================
                          CHINA GATEWAY HOLDINGS, INC.
================================================================================


                        CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2000 AND 1999



CONTENTS                                                            PAGES

Independent  auditors'  report                                       F-2

Consolidated  balance  sheets                                        F-3

Consolidated  statements  of  operations                             F-4

Consolidated statements of shareholders' equity (deficit)
 and  comprehensive income (loss)                                    F-5

Consolidated  statements  of  cash  flows                            F-6

Notes  to  consolidated  financial  statements                       F-7

                          INDEPENDENT AUDITORS' REPORT


The  Board  of  Directors  and  Shareholders
China  Gateway  Holdings,  Inc.

     We have audited the accompanying consolidated balance sheets of China Gateway Holdings, Inc. and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of operations, shareholders' equity (deficit) and comprehensive income (loss), and cash flows for each of the years in the two-year period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of China Gateway Holdings, Inc. and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the years in the two year period ended December 31, 2000, in conformity with generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company disposed of its Joint Venture interest effective December 31, 2000. For the year ended December 31, 2000, the Company incurred a loss from continuing operations of RMB3,879,921, and at December 31, 2000 had a working capital deficiency of RMB4,945,566 and a shareholders' deficit of RMB4,878,951, which raise substantial doubt about the Company's ability to continue as a going concernManagement's plans in regard to these matters are also discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




HORWATH  GELFOND  HOCHSTADT  PANGBURN,  P.C.
Denver,  Colorado
March  21,  2001

================================================================================
                          CHINA GATEWAY HOLDINGS, INC.
================================================================================

                               CONSOLIDATED BALANCE SHEETS
                               DECEMBER 31,  2000 AND 1999


                                                    2000          2000          1999
                                                ------------  ------------  ------------
                                                 US DOLLARS        RMB           RMB
ASSETS

Current assets:
  Cash                                          $     9,673        80,085        48,169
  Deposits and other current assets                   9,349        77,402       931,446
                                                ------------  ------------  ------------

    Total current assets                             19,022       157,487       979,615
                                                ------------  ------------  ------------

Property, plant and equipment, net
  of accumulated depreciation (Note 4)                8,046        66,615        88,820
Investment in Joint Venture                               -             -    18,055,484
                                                ------------  ------------  ------------

Total assets                                    $    27,068       224,102    19,123,919
                                                ============  ============  ============

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current liabilities:
  Accounts payable                              $   109,383       905,615       905,615
  Other payable and accrued expenses                131,329     1,087,312       466,464
  Due to Joint Venturer (Note 5)                      2,360        19,546        19,546
  Due to affiliates (Note 5)                        373,290     3,090,580       779,322
                                                ------------  ------------  ------------

    Total liabilities (all current)                 616,362     5,103,053     2,170,947
                                                ------------  ------------  ------------

Shareholders' equity (deficit) (Note 6):
Common stock, US $0.0001 par value,
  authorized 50,000,000 shares; issued
  and outstanding; 4,307,158 shares                     431         3,568         3,568
Capital in excess of par                          5,063,867    41,925,275    41,925,275
Deficit                                          (5,663,974)  (46,893,737)  (24,958,332)
Accumulated comprehensive income (loss)              10,382        85,943       (17,539)
                                                ------------  ------------  ------------

Total shareholders' equity (deficit)               (589,294)   (4,878,951)   16,952,972
                                                ------------  ------------  ------------

Total liabilities and shareholders'
 equity (deficit)                               $    27,068       224,102    19,123,919
                                                ============  ============  ============

                 See notes to consolidated financial statements.

================================================================================
                          CHINA GATEWAY HOLDINGS, INC.
================================================================================

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      YEARS ENDED DECEMBER 31, 2000 AND 1999


                                              2000          2000         1999
                                          ------------  ------------  -----------
                                           US DOLLARS        RMB           RMB
Net sales                                 $         -             -            -
Cost of sales                                       -             -            -
                                          ------------  ------------  -----------

Gross profit                                        -             -            -

General and administrative expenses           511,421     4,235,710    1,870,699
                                          ------------  ------------  -----------

                                             (511,421)   (4,235,710)  (1,870,699)
                                          ------------  ------------  -----------
Other income:
Interest income                                   785         6,503        1,913
Commission income                                   -             -      767,689
Other                                          42,188       349,286            -
                                          ------------  ------------  -----------

                                               42,973       355,789      769,602
                                          ------------  ------------  -----------

Loss from continuing operations              (468,448)   (3,879,921)  (1,101,097)
                                          ------------  ------------  -----------

Discontinued operations (Note  1(c))
Loss from operations of Joint Venture
  net of income taxes of RMB1,077,238
  in 1999                                    (663,786)   (5,495,682)  (5,656,472)

Loss on disposal of Joint Venture          (1,517,013)  (12,559,802)           -
                                          ------------  ------------  -----------

Loss from discontinued operations          (2,180,799)  (18,055,484)  (5,656,472)
                                          ------------  ------------  -----------

Net loss                                  $(2,649,247)  (21,935,405)  (6,757,569)
                                          ============  ============  ===========

Basic and diluted loss per common share
 from continuing operations               $     (0.11)        (0.90)       (0.26)
                                          ============  ============  ===========

Basic and diluted loss per common share
 from discontinued operations             $     (0.50)        (4.19)       (1.34)
                                          ============  ============  ===========

Basic and diluted net loss per common
 share                                    $     (0.61)        (5.09)       (1.60)
                                          ============  ============  ===========

Weighted average number of common
 shares outstanding                         4,307,158     4,307,158    4,241,426
                                          ============  ============  ===========

                See notes to consolidated financial statements.

================================================================================
                          CHINA GATEWAY HOLDINGS, INC.
================================================================================

                    CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT) AND
                                     COMPREHENSIVE INCOME (LOSS)

                                YEARS ENDED DECEMBER 31, 2000 AND 1999
                                   (Expressed in Chinese Renminbi)

                                                                             Foreign
                                Common  shares    Capital      Retained     currency
                              -----------------  in excess     earnings    translation
                               Shares    Amount    of par     (Deficit)    adjustments      Total
                              ---------  ------  ----------  ------------  ------------  ------------
                                           RMB      RMB          RMB           RMB           RMB
Balance at January 1, 1999    4,154,158   3,436  31,505,861  (18,200,763)       22,105    13,330,639

Issuance of common stock        153,000     132     621,559            -             -       621,691

Extinguishment of debt by
  Joint Venturer                      -       -   9,797,855            -             -     9,797,855

Comprehensive income (loss):
Net loss for the year ended
  December 31, 1999                   -       -           -   (6,757,569)            -    (6,757,569)
Other comprehensive loss              -       -           -            -       (39,644)      (39,644)
                              ---------  ------  ----------  ------------  ------------  ------------
Comprehensive  loss                                                                       (6,797,213)
                              ---------  ------  ----------  ------------  ------------  ------------

Balance at December 31, 1999  4,307,158   3,568  41,925,275  (24,958,332)      (17,539)   16,952,972

Comprehensive income (loss):
Net loss for the year ended
  December 31, 2000                   -       -           -  (21,935,405)            -   (21,935,405)
Other comprehensive income            -       -           -            -       103,482       103,482
                              ---------  ------  ----------  ------------  ------------  ------------
Comprehensive  loss                                                                      (21,831,923)
                              ---------  ------  ----------  ------------  ------------  ------------

Balance at December 31, 2000  4,307,158   3,568  41,925,275  (46,893,737)       85,943    (4,878,951)
                              =========  ======  ==========  ============  ============  ============

                 See notes to consolidated financial statements.

================================================================================
                          CHINA GATEWAY HOLDINGS, INC.
================================================================================

                        CONSOLIDATED STATEMENTS OF CASH FLOWS
                       YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                 2000          2000         1999
                                             ------------  ------------  -----------
                                              US DOLLARS        RMB          RMB
Cash flows from operating activities:
Net loss                                     $(2,649,248)  (21,935,405)  (6,757,569)
Adjustments to reconcile net loss
  to net cash used in operating activities:
    Loss from discontinued operations          2,180,799    18,055,484    5,656,472
    Provision for allowance for uncollectible
    Advances from shareholders and employees      71,307       590,348
    Depreciation                                   2,682        22,205       15,266
(Increase) decrease in assets
    Deposits and other current assets             32,153       263,690     (664,518)
Increase (decrease) in liabilities
    Accounts payable                                   -             -           44
    Accrued expenses                              75,289       620,848      (29,828)
    Due to Joint Venturer                              -             -      (24,773)
                                             ------------  ------------  -----------

Net cash used in operating activities           (287,017)   (2,382,824)  (1,804,906)
                                             ------------  ------------  -----------

Cash flows from investing activities:
    Capital expenditures                               -             -      (99,143)
                                             ------------  ------------  -----------

Net cash used in investing activities                  -             -      (99,143)
                                             ------------  ------------  -----------

Cash flows from financing activities:
  Increase in due to affiliates              $   278,387     2,311,258            -
  Issuance of common stock                             -             -      779,332
                                             ------------  ------------  -----------

Net cash provided by financing activities        278,374     2,311,258      621,691
                                             ------------  ------------  -----------

Effect of exchange rate changes on cash           12,498       103,482    1,401,013)
                                             ------------  ------------  -----------

Increase (decrease) in cash                        3,855        31,916     (542,680)

Cash, beginning                                    5,818        48,169      590,849
                                             ------------  ------------  -----------

Cash, ending                                 $     9,673        80,085       48,169
                                             ============  ============  ===========

                 See notes to consolidated financial statements.

================================================================================
                          CHINA GATEWAY HOLDINGS, INC.
================================================================================

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   Organization  and  basis  of  consolidated  financial  statements:

(a) The accompanying consolidated financial statements include the accounts of China Gateway Holdings, Inc. ("CGH"), and its subsidiaries, Orient Investments Limited ("OIL"), and Orient Packaging Limited ("OPL"), collectively referred to as the "Company". CGH, OIL and OPL were formed for the purpose of entering into a Joint Venture agreement with Wuhan Dong Feng Paper Mill Company (the "Joint Venturer"). All significant intercompany transactions have been eliminated in consolidation.

(b) CGH was incorporated in Delaware. Effective June 27, 1997, CGH issued 2,310,000 shares of common stock to the shareholders of OIL in exchange for their interests in OIL. Prior to the exchange, CGH had no substantial operations and, under generally accepted accounting principles, the transaction was accounted for as a recapitalization, as the shareholders of OIL acquired all of the stock of CGH. Accordingly, there was no revaluation of assets or liabilities for financial statement accounting purposes. For financial reporting purposes, the consolidated financial statements reflect the above-mentioned reorganization similar to a pooling of interests, with assets and liabilities recorded at historical cost. The consolidated financial statements incorporate the results of operations and assets and liabilities of CGH and its subsidiaries. OIL and OPL are wholly-owned, British Virgin Islands incorporated companies. On December 20, 1996, OPL entered into a 30-year Joint Venture agreement with Wuhan Dong Feng Paper Mill Company. Pursuant to the Joint Venture agreement, Wuhan Dong Feng Paper Company Limited ("Wuhan Limited or "the Joint Venture") was formed to engage in the manufacturing and sales of cartonboard packaging materials, primarily used in consumer product packaging for items such as beverages, dry foodstuffs, pharmaceutical products and other consumer items. The Joint Venture commenced operations March 1, 1997 in the city of Wuhan, Hubei Province, People's Republic of China ("PRC").

(c) Pursuant to terms of the Joint Venture agreement, OPL acquired a 60% interest in Wuhan Limited and the Joint Venturer acquired a 40% interest. Profits and losses of Wuhan Limited were shared based on the respective ownership interests, and the board of directors of Wuhan Limited consisted of ten members, six of which were appointed by OPL. Minority interest represented the Joint Venturer's share of Wuhan Limited.

================================================================================
                          CHINA GATEWAY HOLDINGS, INC.
================================================================================

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.   Organization  and  basis  of consolidated financial statements: (continued)

     Since inception, the Company had accounted for its 60% interest in the Joint Venture, which is similar to a majority-owned subsidiary, as a consolidated subsidiary. During 2000, the Company determined that the Joint Venturer had retained certain rights under the Joint Venture Agreement that provided the Joint Venturer with the ability to participate in management, although such rights have never been asserted by the Joint Venturer. Under Emerging Issues Task Force Issue No. 96-16, if a minority joint venture partner has such rights, the majority joint venture partner is required to account for its interest in the joint venture under the equity method of accounting. During 2000, the Joint Venture Agreement was amended to clearly express the intent of the parties that the Company is the controlling party in the Joint Venture. As a result, the Company's financial statements through December 31, 1999 were restated to report the Company's investment in the Joint Venture under the equity method of accounting. The restatement did not have any effect on net income (loss), net income (loss) per share, or shareholders' equity. However, because the Joint Venture Agreement was amended during 2000, the Company began reporting its investment in the Joint Venture as a consolidated subsidiary commencing January 1, 2000.

     Effective December 31, 2000, the Company's participation in the Joint Venture operation was terminated and management of the Company disposed of its entire interest in the Joint Venture. As a result, the Consolidated Statements of Operations for the year-ended December 31, 2000 and 1999 include the operating results of the Joint Venture as a discontinued operation and the Company has provided for a loss on disposal of its remaining investment in the Joint Venture. Total revenues of the Joint Venture were approximately RMB66,016,000 in 2000 and approximately RMB61,328,000 in 1999. The Company determined during the fourth quarter of 2000 that the Joint Venture could only achieve profitable operations if substantial additional capital were to be invested, and even with additional investment, profitability was not assured. Consequently, management met with the Joint Venture partner in December 2000 and January 2001, and the parties agreed to terminate the Joint Venture effective December 31, 2000. The agreement provides that each party will not pursue a claim against the other for damages, compensation or liabilities related to the Joint Venture.

(d) The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP"), and are presented in Chinese Renminbi ("RMB"), the national currency of the PRC (note 3(d)).

2.   Going  concern,  results  of  operations  and  management's  plans:

     The Company's financial statements for the year ended December 31, 2000 have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. Effective December 31, 2000 the Company disposed of its entire investment in the Joint Venture.

================================================================================
                          CHINA GATEWAY HOLDINGS, INC.
================================================================================

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.   Going  concern,  results  of operations and management's plans: (continued)

     For the year-ended December 31, 2000, the Company reported a net loss of RMB21,935,405 and at December 31, 2000 had a working capital deficiency of RMB4,945,566 and a shareholder's deficit of RMB4,878,951. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans to address these concerns primarily include the Company's March 16, 2001 entering into a letter of intent to acquire all the issued and outstanding stock of H.K. Giantrich International Groups, Limited, a Niue corporation with operations in the PRC and with corporate headquarters located in Hong Kong in exchange for 25,000,000 shares of China Gateway common stock. The merger transaction is contingent upon certain customary conditions, including, but not limited to, approval by the boards of directors of both companies, a vote by the Company's stockholders, and certain other conditions. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of assets or the amounts of liabilities that might be necessary should the Company be unsuccessful in implementing these plans or otherwise continue as a going concern.

3.   Principal  accounting  policies:

(a) The consolidated financial statements include the accounts of CGH and its wholly owned subsidiaries. Material intercompany accounts have been eliminated in consolidation.

(b)  Cash  and  cash  equivalents:

     For financial reporting purposes, the Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

(c)  Property,  plant  and  equipment:

     Property, plant and equipment are stated at cost. Depreciation is provided by use of the straight-line method over the estimated useful lives of the related assets, less residual value where appropriate as follows:

          Office  equipment                5  years
          Leasehold  improvements          5  years

================================================================================
                          CHINA GATEWAY HOLDINGS, INC.
================================================================================

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.   Principal  accounting  policies:  (continued)

     Repairs  and  maintenance  costs  are  expensed  when  incurred.

Management assesses the carrying values of its long-lived assets for impairment when circumstances warrant such a review. Generally, assets to be used in operations are considered impaired if the sum of expected undiscounted future cash flow is less than the assets carrying values. If an impairment is indicated, the loss is measured based on the amounts by which the assets' carrying values exceed their fair values. Based on its review, management does not believe any impairment has occurred as of December 31, 2000.

(d)  Translation  of  foreign  currencies:

     Transactions and monetary assets and liabilities denominated in currencies other than RMB are translated into RMB at the respective applicable rates of exchange quoted by the People's Bank of China (the "Exchange Rate"). Monetary assets and liabilities denominated in other currencies are translated into RMB at the applicable Exchange Rate at the respective balance sheet dates. The resulting exchange gains or losses are credited or charged to the consolidated statements of operations. Currency translation adjustments arising from the use of different exchange rates from period to period are included in other comprehensive income.

     The translation of amounts from RMB into US Dollars for the convenience of the reader has been made at the rate of exchange quoted by the People's Bank of China on December 31, 2000 of US$1.00 equal RMB8.2793, and accordingly, differs from the underlying foreign currency amounts. No representation is made that the RMB amounts could have been, or could be, converted into US Dollars at that rate on the respective balance sheet date or at any other date.

(e)  Income  taxes:

     Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the consolidated statement of operations in the period that includes the enactment date.

================================================================================
                          CHINA GATEWAY HOLDINGS, INC.
================================================================================

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.   Principal  accounting  policies:  (continued)

(f)  Earnings  per  share:

     Basic earnings per share amounts are calculated using the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share assumes the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. The basic and diluted weighted average shares outstanding during the years ended December 31, 2000 and 1999 are 4,307,158. Options and warrants to purchase common stock were not included in the computation of diluted EPS for the years ended December 31, 2000 or 1999 because they would decrease the loss per share.

3.   Principal  accounting  policies:  (continued)

(g)  Fair  value  of  financial  instruments:

     The fair values amounts due to the Joint Venturer and related parties are not practicable to estimate due to the indefinite payment terms and due to the related party nature of the underlying transactions. The carrying values of the Company's cash, other receivables and other liabilities approximate fair values primarily because of the short maturities of these instruments.

(h)  Stock-based  compensation:

     Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation" allows companies to choose whether to account for employee stock-based compensation on a fair value method, or to account for such compensation under the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"). The Company has chosen to account for employee stock-based compensation using APB 25.

================================================================================
                          CHINA GATEWAY HOLDINGS, INC.
================================================================================

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.   Principal  accounting  policies:  (continued)

(i)  Comprehensive  income:

     The Company adopted SFAS No. 130, "Reporting Comprehensive Income", on January 1, 1998. SFAS No. 130 establishes standards for the reporting and display of comprehensive income, its components and accumulated balances in a full set of general purpose financial statements. SFAS No. 130 defines comprehensive income to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is presented with the same prominence as other financial statements. The Company's only current component of comprehensive income are foreign currency translation adjustments.

(j)  Segment  reporting:

     The Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS No. 131") January 1, 1998. The Company's results of operations and financial position were not affected by implementation of SFAS No. 131.

(k)  Pension  and  other  post  retirement  benefits:

     The Company adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Post Retirement Benefits" on January 1, 1998. SFAS No. 132 requires comparative information for earlier years to be restated. The Company's results of operations and financial position were not affected by implementation of SFAS No. 132.

================================================================================
                          CHINA GATEWAY HOLDINGS, INC.
================================================================================

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.   Principal  accounting  policies:  (continued)

(l)  Recently  issued  accounting  pronouncements:

     In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"), which is effective for financial statements for all fiscal quarters of all fiscal years beginning after June 15, 2000. SFAS No. 133 standardizes the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, by requiring that an entity recognize those items as assets or liabilities in the statement of financial position and measure them at fair value. SFAS No. 133 also addresses the accounting for certain hedging activities. The Company currently does not have any derivative instruments nor is it engaged in hedging activities, thus the Company does not believe implementation of SFAS No. 133 will have a material impact on its financial statement presentation or disclosures.

     In December 1999, the staff of the Securities and Exchange Commission issued Staff Accounting Bulletin ("SAB") No. 101, Revenue Recognition in Financial Statements. SAB No. 101, as amended by SAB No. 101A and SAB No. 101B, is effective no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. SAB No. 101 provides the Staff's views in applying generally accepted accounting principles to selected revenue recognition issues. The Company believes that it complies with the accounting and disclosure described in SAB No. 101; therefore, management believes that SAB No. 101 will not impact the Company's consolidated financial statements.

(m)  Use  of  estimates  in  the  preparation  of  financial  statements:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from these estimates.

================================================================================
                          CHINA GATEWAY HOLDINGS, INC.
================================================================================

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.   Principal  accounting  policies:  (continued)

(n)  Risk  considerations:

     As a majority of the Company's operations were conducted in the PRC, the Company was subject to special considerations and significant risks not typically associated with investments in equity securities of North American and Western European companies. However, with the termination of its participation in the Joint Venture effective December 31, 2000, the Company is no longer subject to the risks associated with the PRC including significant political, economic and social uncertainties in the PRC. Although the PRC government has been pursuing economic reform policies for the past several years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC's political, economic and social life. There is also no guarantee that the PRC government's pursuit of economic reforms will be consistent or effective.

4.   Property,  plant  and  equipment:

     At December 31, 2000 and 1999 property, plant and equipment (all located in Hong Kong) consist of the following:

                                   2000      2000      1999
                                 --------  --------  --------
                               US Dollars     RMB       RMB
Office equipment                 $10,779    89,243    88,175
Leasehold improvements             4,064    33,647    33,647
                                 --------  --------  --------

                                  14,843   122,890   121,822

Less : Accumulated depreciation   (6,797)  (56,275)  (33,002)
                                 --------  --------  --------

                                 $ 8,046    66,615    88,820
                                 ========  ========  ========

================================================================================
                          CHINA GATEWAY HOLDINGS, INC.
================================================================================

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.   Related  party  transactions:

     When the Joint Venture was formed in 1997, it owed the Joint Venturer net current payables in excess of RMB33,000,000. In order to assist the economic viability of the Joint Venture, effective December 31, 1998, the Joint Venturer forgave RMB26,112,048 of the initial indebtedness. Because the debt forgiveness was made by a significant equity investor in the Joint Venture, for US GAAP the Company accounted for the debt extinguishment as a capital contribution by the Joint Venturer resulting in an increase in minority interest of RMB10,444,819 and an increase in capital in excess of par of RMB15,667,229. During the year ended December 31, 1999, the Joint Venturer forgave an additional RMB16,329,758 of indebtedness, resulting in an increase in minority interest of RMB6,531,903 and an increase in capital in excess of par of RMB9,797,855. No debt was forgiven during the year ended December 31, 2000.

     During the year ended December 31, 1999, the Company advanced RMB160,585 and RMB2,245 to a shareholder and employees, respectively, and at December 31, 1999, the Company had RMB427,518 due from the shareholder which was included in deposits and other current assets. During 2000, these advances, which were unsecured and non-interest bearing, were written off.

     During the year ended December 31, 2000, certain shareholders made advances to the Company totaling RMB2,021,482 (1999 : RMB779,322). The advances are unsecured, non interest bearing and are payable on demand.

     During the year ended December 31, 2000, an affiliated company advanced RMB289,776 to the Company, which is unsecured, non-interest bearing and is due on demand.

     During the years ended December 31, 2000 and 1999, the Company earned service income of RMB349,286 (1999 : RMB62,816) from affiliated companies.

6.   Shareholders'  equity:

     During the year ended December 31, 1998, CGH issued a total of 1,167,158 shares of common stock for net consideration of RMB9,159,201. A total of 682,866 shares were issued in private placements at prices ranging from US$.78 per share to US$2.75 per share. In addition, 55,600 shares were issued in 1998 to investment bankers in connection with 1997 and 1998 private placements, 35,000 shares were issued for investment services, 10,000 shares were issued to an employee in exercise of an option issued for services, 272,000 shares were issued as a result of warrant exercises and 111,692 shares were issued as a result of an option exercise. The 35,000 shares issued for investment services were valued at the market value at the date of issue, and resulted in an expense of US$52,500 (RMB434,642).

================================================================================
                          CHINA GATEWAY HOLDINGS, INC.
================================================================================

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

6.   Shareholders'  equity  (continued):

     The stock issued to an employee resulted in compensation expense of US$21,031 (RMB174,113) for the difference between the market value of the stock at the date the option was granted and the exercise price. The warrants and the option which were exercised had been issued in connection with the original formation of CGH or subsequent stock issuance transactions, and resulted in net proceeds to CGH of US$14,700 (RMB121,700).

     During the year ended December 31, 1999, the Company issued a total of 153,000 shares for net consideration of US$74,985 (RMB621,691).

     In connection with 1997 and 1998 private placements, CGH issued warrants to purchase 518,905 common shares of CGH at an exercise price of US$0.10 (RMB0.83) each. Warrants to acquire 272,000 shares were exercised in 1998 and 246,905 were forfeited upon expiration in April 2000. Also, CGH has issued warrants to purchase 235,316 common shares of CGH at US$2.75
     (RMB22.77)  per  share.  These  warrants  expire  in  March  2003.

     During the year ended December 31, 1999, the Company granted options to purchase 500,000 shares at an exercise price of US$1.00 (RMB8.28) each and expiring on December 31, 1999. The options were not exercised and were forfeited on December 31, 1999.

     At December 31, 2000 warrants to purchase 235,316 common shares of CGH at an exercise price of US$2.75 (RMB22.77) per share remain outstanding.


     The following table summarizes stock option and warrant activity for the years ended December, 2000 and 1999:

================================================================================
                          CHINA GATEWAY HOLDINGS, INC.
================================================================================

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

6.   Shareholders'  equity  (continued):

                                           Options                                            Warrants
                      -------------------------------------------------  ---------------------------------------------
                                     Exercise                  Exercise                   Exercise            Exercise
                       Shares           Price       Share         Price   Shares             Price  Shares       Price
                                   US Dollars                US Dollars                 US Dollars          US Dollars
Outstanding at
  December 31, 1998           -  $          -           -  $          -  246,905  $           0.10  235,316  $    2.75
Granted                 500,000             1           -             -        -                 -        -          -
Exercised                     -             -           -             -        -                 -        -          -
Forfeited               500,000             1           -             -        -                 -        -          -
                     ----------  ------------  ----------  ------------  -------  ----------------  -------  ---------

Outstanding at
  December 31, 1999           -             -           -             -  246,905              0.10  235,316       2.75
Granted                       -             -           -             -        -                 -        -          -
Exercised                     -             -           -             -        -                 -        -          -
Forfeited                     -             -           -             -  246,905              0.10        -          -
                     ----------  ------------  ----------  ------------  -------  ----------------  -------  ---------

Outstanding at
  December 31, 2000           -  $          -           -  $          -        -  $              -  235,316  $    2.75
                     ==========  ============  ==========  ============  =======  ================  =======  =========

7.   Income  tax:

     The Company is subject to income taxes on an entity basis on income arising in or derived from the tax jurisdiction in which each entity is domiciled. The Company's British Virgin Islands ("BVI") subsidiaries are not liable for income taxes.

     The reconciliation between the effective tax rate and the statutory U.S. federal income tax rate is as follows:

                                                       2000           1999
                                              --------------  -------------
                                                       % of            % of
                                             Pre-tax income   Pretax income

Computed "expected" tax benefit                        (34%)           (34%)
Operating losses for which a benefit has not
  been recognized                                        34             34
                                              --------------  -------------
                                                          0%             0%
                                              ==============  =============

================================================================================
                          CHINA GATEWAY HOLDINGS, INC.
================================================================================

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

7.   Income  tax  (continued):

     At December 31, 2000, the Company's deferred tax assets are as follows:

                                                          2000        1999
                                                        ---------  ---------
                                                           RMB         RMB

     U.S.  operating  loss  carryforward                 387,100    369,700
     Deferred tax asset valuation allowance             (387,100)  (369,700)
                                                        ---------  ---------

     Net  deferred  tax  assets                                -          -
                                                        =========  =========

     At December 31, 2000 the Company has U.S. operating loss carryforwards of approximately US$137,500. Losses are available for offset against future U.S. taxable income, if any, through 2020. A valuation allowance has been provided to reduce the deferred tax assets to zero as realization of the assets is not assured.

8.   Commitments  and  contingencies:

     Leases

     During 1999 the Company entered into a lease for office space in Hong Kong which expires in 2001. Rental expense for 2000 and 1999 were RMB255,398 and RMB104,052 respectively and future minimum lease payments are as follows:


                                                              RMB
                                                           ---------

          2001                                               84,474
                                                           =========